UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4525

T. Rowe Price California Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 29

Date of reporting period: August 31, 2012

Item 1. Report to Shareholders

California Tax-Free Bond Fund	August 31, 2012

The views and opinions in this report were current as of August 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced good returns in the last six months, performing in line with taxable bonds and continuing a tremendous performance streak. Longer-term munis rose with Treasuries, but to a lesser extent, as the European sovereign debt crisis continued to simmer, U.S. job growth moderated, and emerging markets economies cooled. Munis were also supported by strong demand as state and local governments continue to balance budgets in challenging economic times. The California Tax-Free Money Fund was roughly flat over the period as the Federal Reserve’s extraordinarily accommodative monetary policy kept short-term interest rates near 0%. The California Tax-Free Bond Fund posted a solid return but lagged its benchmark average of similar funds due to its more conservative positioning.

MARKET ENVIRONMENT

The U.S. economy has been expanding at a modest pace in 2012 compared with what is typically seen in the years following a deep recession. Although job growth moderated in the second quarter after a strong start to the year, the economy has shown resilience in the face of a nascent recession and Europe’s ongoing sovereign debt crisis, a slowdown in China, and bouts of global market volatility. We believe growth will continue at a modest to moderate pace in the months ahead, but uncertainty about the “fiscal cliff” of federal tax increases and spending cuts that are scheduled to take place at the end of 2012 could restrain economic activity.

To help keep long-term interest rates low, the Federal Reserve announced that it would continue its maturity extension program, which had been set to expire at the end of June, for six more months. Through this program, the Fed sold $400 billion of its short-term Treasuries and purchased an equal amount of long-term Treasuries from autumn 2011 through mid-2012. By the end of 2012, the central bank plans to exchange an additional $267 billion in short-term Treasuries for long-term government bonds. More recently, the Fed announced further easing to stimulate the U.S. economy and reduce unemployment, including plans to purchase $40 billion of mortgage-backed securities each month.

In the last six months, shorter-term municipal yields remained very low and were little changed, but longer-term muni yields declined with Treasury yields, albeit to a lesser extent. With municipal yields higher than Treasury yields across the board, tax-free securities are a very attractive alternative for fixed income investors. For example, as of August 31, 2012, the 2.89% yield offered by a 30-year tax-free municipal bond rated AAA was 108% of the 2.67% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.01% in order to receive the same after-tax income. For more information about calculating taxable-equivalent yields, please see the sidebar on page 3.

MUNICIPAL MARKET NEWS

Municipal issuance totaled about $253 billion in the first eight months of 2012, according to The Bond Buyer. However, much of the year-to-date issuance reflects municipalities refinancing their debts to take advantage of low long-term interest rates rather than net new issuance. Supply is expected to increase in September and October, and full-year issuance is likely to approach $400 billion. One positive factor for munis is that austerity-minded state and local government leaders have been conservative about adding to indebtedness despite prevailing low yields. Another favorable factor supporting the market is brisk demand, particularly for long-term issues.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. More important than how much you make on your investments is how much you get to keep after taxes. Even though municipals typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities.

The table below shows the tax-exempt yield versus the taxable-equivalent yield for investors in several federal marginal tax brackets. As you can see, an investor in the 33% bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

The method for calculating a taxable-equivalent yield is relatively straightforward. First, subtract your federal tax bracket, expressed as a decimal, from 1.00 and divide that number into the tax-free yield. For example, an investor in the 33% tax bracket considering a tax-free security yielding 5.0% would do the calculation as follows: 1.00 – 0.33 = 0.67. Next, divide the tax-free yield (5.0% in this case) by that number (5.0 ÷ 0.67). The result is a 7.5% taxable-equivalent yield.

If we were to factor in state and local income tax rates—which, of course, will vary widely—the taxable-equivalent yield calculations would be more complicated. However, the tax brackets and the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket			
	25%	28%	33%	35%
1.0%	1.3%	1.4%	1.5%	1.5%
1.5	2.0	2.1	2.2	2.3
2.0	2.7	2.8	3.0	3.1
2.5	3.3	3.5	3.7	3.8
3.0	4.0	4.2	4.5	4.6
3.5	4.7	4.9	5.2	5.4
4.0	5.3	5.6	6.0	6.2
4.5	6.0	6.3	7.2	6.9
5.0	6.7	6.9	7.5	7.7

*Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Municipal bond performance in the last six months was driven by investors’ search for higher yields in a low interest rate environment. Long-term bonds outperformed shorter-term securities, while low-quality issues outpaced higher-quality munis, and revenue bonds outpaced state and local general obligations (GOs). We generally favor bonds backed by a dedicated revenue stream over GOs. Among revenue bonds, the performance of most sectors varied little. The main exceptions were industrial revenue and health care, which were leading segments, while power and special tax revenue bonds trailed with milder gains. We are becoming more selective among hospital revenue bonds, as new issue supply and some credit concerns are weighing on the sector. Prerefunded bonds, which are backed by U.S. Treasuries, continued to produce mild gains due to their high-quality and short-term characteristics.

CALIFORNIA MARKET NEWS

California’s economy continued its sluggish recovery for the first seven months of 2012. Nonfarm jobs gained 2.0% to 14.4 million in July 2012 from the prior-year period. Most sectors saw jobs growth, but the number of manufacturing jobs fell 1.1%, the steepest decline among all sectors. Unemployment was 10.7% in July, unchanged from June but down from 12.0% a year earlier. The housing market appears to be strengthening. The median price for a single-family home rose 13.5% to $333,860 in July from a year ago, while sales increased at a seasonally adjusted rate of 15.4% to 529,230, according to the California Association of Realtors.

Based on figures from the California State Controller’s office for the fiscal year ended June 30, 2012, total receipts fell 8.9% to $87.8 billion, a decline that was attributed partly to lower retail sales tax revenue (California’s sales tax rate fell from 8.25% to 7.25% as the temporary 1% imposed in April 2009 expired and was not renewed). General Fund disbursements fell nearly 5.0% to $89.2 billion as officials continued their cost-cutting efforts. As a result, California generated a $1.4 billion operating deficit on a cash basis for fiscal 2012.

Moody’s rates California’s GO bonds A1 with a stable outlook, while S&P rates the bonds A- with a positive outlook and Fitch A- with a stable outlook. The state also issues lease- and appropriation-backed debt, which is typically rated one notch below the GO pledge. As of August 1, 2012, California had $72.9 billion of GOs and $13.2 billion of lease- and appropriation-backed and Proposition 1A receivables debt outstanding. State officials have indicated that they will probably slow the amount of new issue debt over the next few years.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund
The California Tax-Free Money Fund returned 0.01% for the six-month period ended August 31, 2012, in line with the Lipper California Tax-Exempt Money Market Funds Average. All money market rates continue to be closely tied to the Federal Reserve’s fed funds target rate of 0.00% to 0.25%.

Tax-exempt money market rates seem to have found some measure of equilibrium in the past six months. As interest rates are likely to remain near 0% through 2014 and with supply and demand seemingly in balance for now, the money market yield curve has stabilized somewhat. This curve ranges from about 0.15% on overnight investments to around 0.22% on one-year maturities. In the past six months, this curve has flattened as yields in the front end of the curve (one to 90 days) moved higher while longer-dated yields (six to 12 months) were relatively unchanged.

Barring a change in Fed policy, a major credit event in Europe, or a shift in supply, we expect rate movement to remain benign in the near term. Money market returns will remain minimal for investors. Given the muted rate outlook, we remain comfortable with maintaining a target weighted average maturity at the long end of our permissible range and continue to operate within a target of 50 to 55 days.

Credit quality remains a key focus in the management of the fund. California faces many economic challenges. We still have significant exposure to high-quality state and local general obligations, hospitals, and university securities. Bank liquidity providers figure prominently in the financing of many short-term municipal borrowings, and we are mindful of their impact on this segment of the market.

In August, the Securities and Exchange Commission (SEC) concluded that further changes to the rules governing money market funds would not be addressed at this time. The significant risk-limiting measures implemented by the SEC in 2010, which mandated higher liquidity requirements and reduced credit risk, have resulted in more resilient money fund products throughout the industry—although we have consistently strived to avoid inappropriate risks. Liquidity and principal stability remain fundamental needs for shareholders, and we are focused on managing the fund with those needs in mind.

California Tax-Free Bond Fund
The California Tax-Free Bond Fund returned 3.70% for the six months ended August 31, 2012, slightly trailing the Lipper California Municipal Debt Funds Average due to the fund’s more conservative positioning versus its peers.

Since our last report at the end of February, we have made a concerted effort to decrease our holdings in cash and bonds with maturities of less than two years, which have dragged on performance. The fund remains slightly overweight to bonds with shorter maturities, but we continue to opportunistically decrease our overall exposure to this segment. Because shorter maturities offer very little in yield, we increased our exposure to bonds in the 15-year and longer range, where interest rates are more compelling given the steep yield curve. The fund is underweight bonds in the 3- to 15-year maturity range, in keeping with our emphasis on the long end of the curve. The fund’s duration—a measure of its sensitivity to interest rate changes—stayed relatively unchanged and was longer relative to the Barclays Municipal Bond Index. Its weighted average maturity increased more than a full year to 17.5 years, reflecting our bias toward longer-dated bonds. Given that our peers were positioned more aggressively with even longer duration and greater exposure to long-term bonds, we benefited less as interest rates fell over the period.

We remain underweight GO debt and overweight revenue-backed bonds relative to the benchmark. Given that many local municipalities continue to face fiscal challenges, the fund’s five largest sectors are all revenue-backed. Health care remains the largest at 20%, and our exposure increased since our last report. We also increased water and sewer credits. Our allocation to prerefunded bonds—which typically have shorter maturities—declined in light of our effort to pare exposure to short-dated bonds.

The fund’s quality diversification changed slightly. High-quality AAA bonds remained unchanged at 5% of assets. Below investment-grade holdings rose 3% after Moody’s downgraded all investment-grade redevelopment agency bonds in the state to Ba1. We believe the downgrade was drastic and without merit, and we note that all of our downgraded holdings still carry investment-grade ratings by Standard & Poor’s and our credit research team. Moody’s action resulted from California’s dissolution of redevelopment agencies and the lack of clarity in operational issues regarding the payment of debt; however, the state has reiterated that the dissolution of the redevelopment agencies should not impact debt service payments. Generally, A and BBB rated securities outperformed their higher-quality counterparts.

Bonds with longer maturities and longer durations were the top performers. Many of the fund’s best-performing bonds were also lower-rated securities from A to below investment grade, including our holdings of lower-quality health care and transportation sector bonds. As for holdings that underperformed, high-quality and short-duration bonds lagged the general market, particularly bonds with maturities of two years and less. Our underweight in California GO bonds hurt relative performance.

We were active buyers and sold little over the period. However, we decreased our exposure to Puerto Rico debt due to credit concerns and aim to be underweight in this area relative to the benchmark and our peer group. We bought bonds in the water and sewer sector, including the Los Angeles Department of Water and Los Angeles Wastewater. Our hospital sector purchases included California Health Facilities for Stanford Health and California Statewide Communities Development Authority for Kaiser Permanente. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

OUTLOOK

While we are pleased with the tremendous performance of municipal bonds over the last 18 months, we believe that returns in the period ahead will moderate as the credit and economic environment for municipalities is likely to remain challenging and yields are unlikely to fall significantly from current levels. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, cutbacks in state support for municipalities and persisting downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities such as pension benefits and health care costs are growing long-term concerns. Maintaining balanced budgets and addressing these long-term concerns require careful and dedicated work by state and local officials. These efforts will need to continue—with or without additional federal government assistance.

We continue to believe that the municipal bond market is a high-quality market with good opportunities for long-term investors. In this low rate environment, we believe long-term bonds and A rated sectors continue to represent good value. While we are comforted somewhat by Federal Reserve assurances that interest rate hikes are not imminent and by the demonstrated ability of states to balance their budgets in tough times, we are mindful that municipal yields are at or near historical lows and that there is the potential for losses if rates rise in response to stronger economic growth or inflation. With rates at such low levels, we are guarded in our interest rate outlook and careful with any investment shift that might increase our portfolios’ interest rate sensitivity.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

September 14, 2012

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 8/31/12	Year Ended 2/29/12	2/28/11	2/28/10	2/28/09	2/29/08
NET ASSET VALUE						
Beginning of period	$ 11.30	$ 10.31	$ 10.73	$ 10.13	$ 10.38	$ 11.08
Investment activities						
Net investment income[1]	0.23	0.47	0.47	0.48	0.47	0.47
Net realized and unrealized gain (loss)	0.18	0.99	(0.42)	0.59	(0.25)	(0.70)
Total from investment activities	0.41	1.46	0.05	1.07	0.22	(0.23)
Distributions						
Net investment income	(0.23)	(0.47)	(0.47)	(0.47)	(0.47)	(0.47)
NET ASSET VALUE						
End of period	**$ 11.48**	**$ 11.30**	**$ 10.31**	**$ 10.73**	**$ 10.13**	**$ 10.38**

Ratios/Supplemental Data

	6 Months Ended 8/31/12	Year Ended 2/29/12	2/28/11	2/28/10	2/28/09	2/29/08
Total return[2]	**3.70%**	**14.47%**	**0.40%**	**10.82%**	**2.15%**	**(2.13)%**
Ratio of total expenses to average net assets	0.49%[3]	0.51%	0.51%	0.51%	0.52%	0.52%
Ratio of net investment income to average net assets	4.03%[3]	4.37%	4.41%	4.57%	4.54%	4.34%
Portfolio turnover rate	8.8%	15.0%	15.3%	16.1%	22.5%	18.1%
Net assets, end of period (in thousands)	$ 398,544	$ 372,726	$ 327,590	$ 335,087	$ 309,754	$ 308,520

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.8%		
CALIFORNIA 96.5%		
Anaheim PFA, 5.375%, 10/1/36	2,500	2,936
Antioch PFA, 5.85%, 9/2/15	1,375	1,379
Bay Area Toll Auth., San Francisco Area, 5.625%, 4/1/44	3,000	3,461
Brea PFA, Redev. Agency, Tax Allocation, 7.125%, 9/1/26	1,200	1,300
California, Economic Recovery, 5.00%, 7/1/22	1,000	1,152
California, Economic Recovery, 5.25%, 7/1/21	2,500	3,040
California, GO, 5.00%, 9/1/31	3,000	3,382
California, GO, 5.50%, 3/1/40	1,880	2,154
California, Veterans Housing, GO, 5.05%, 12/1/36 (1)	2,000	2,045
California County Tobacco Securitization Agency Tobacco Industry, STEP, 5.25%, 6/1/21	2,680	2,513
California Dept. of Water Resources, 7.00%, 12/1/12	720	732
California Dept. of Water Resources, Series A1 7.00%, 12/1/12 (2)	10	10
California Dept. of Water Resources, Series A2 7.00%, 12/1/12 (2)	270	275
California Dept. of Water Resources, Power Supply 5.00%, 5/1/22	3,000	3,507
California Dept. of Water Resources, Power Supply, Series L 5.00%, 5/1/22	2,000	2,449
California EFA, Chapman Univ., 5.00%, 4/1/31	1,750	1,958
California EFA, Pepperdine Univ., 5.00%, 9/1/33	2,000	2,347
California EFA, Univ. of Southern California, 5.25%, 10/1/38	3,250	3,816
California EFA, Univ. of the Pacific, 5.00%, 11/1/21	1,000	1,079
California HFA, Catholic Healthcare West, Dignity Health 5.625%, 7/1/32	3,605	3,940
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/16	350	392
California HFA, Cedars-Sinai Medical Center, 5.00%, 8/15/21	1,000	1,196
California HFA, Cedars-Sinai Medical Center, 5.00%, 8/15/39	2,490	2,703
California HFA, Lucile Packard Children's Hosp. 1.45%, 8/15/23 (Tender 3/15/17)	2,000	2,032
California HFA, Providence Health & Services, 6.50%, 10/1/38	3,385	4,027

California HFA, Providence Health & Services, 6.50%, 10/1/38 (Prerefunded 10/1/18) (3)	65	86
California HFA, Scripps Health, 5.50%, 10/1/20	2,000	2,391
California HFA, Stanford Hosp. & Clinics, 5.00%, 8/15/42	2,500	2,764
California HFA, Stanford Hosp. & Clinics, 5.00%, 8/15/51	2,030	2,232
California HFA, Sutter Health, 5.25%, 8/15/31	4,700	5,386
California Housing Fin. Agency, Single Family, 5.55%, 8/1/33 (1)	2,510	2,612
California Infrastructure & Economic Dev. Bank Independent System Operator, 6.25%, 2/1/39	2,000	2,202
California Infrastructure & Economic Dev. Bank Pepperdine Univ., 5.00%, 11/1/28	430	496
California Infrastructure & Economic Dev. Bank Scripps Research Institute, 5.75%, 7/1/30	1,000	1,002
California Municipal Fin. Auth., Cancer Center of Santa Barbara 5.00%, 6/1/31 (4)	1,410	1,418
California Municipal Fin. Auth., Community Hosp. 5.00%, 2/1/14	1,790	1,864
California Pollution Control Fin. Auth., Waste Management, PCR 1.875%, 4/1/25 (Tender 4/1/15) (1)	3,500	3,547
California Pollution Control Fin. Auth., Waste Management, PCR 5.00%, 7/1/27 (1)	2,000	2,138
California Pollution Control Fin. Auth., Waste Management, PCR 5.40%, 4/1/25 (1)	1,000	1,082
California Public Works Board, 5.00%, 10/1/31	1,200	1,296
California Public Works Board, 5.25%, 3/1/21 (5)	2,455	2,464
California Public Works Board, 5.25%, 10/1/27	2,000	2,241
California Public Works Board, Dept. of Corrections 5.25%, 6/1/28 (Prerefunded 12/1/13) (3)	1,000	1,062
California Public Works Board, Dept. of Corrections 5.50%, 6/1/23 (Prerefunded 12/1/13) (3)	2,000	2,130
California Public Works Board, Mental Health, 5.50%, 6/1/23	2,500	2,660
California Public Works Board, Univ. of California Regents 5.00%, 10/1/26	1,350	1,524
California Public Works Board, Univ. of California Regents 5.00%, 12/1/28	4,000	4,691

California Public Works Board, Univ. of California Regents 5.50%, 6/1/14	1,055	1,109
California State Univ. Trustees, 5.00%, 11/1/23 (6)	4,000	4,490
California State Univ. Trustees, 5.50%, 11/1/16 (Prerefunded 11/1/12) (3)(5)	80	81
California Statewide CDA, American Baptist Homes of the West 6.25%, 10/1/39	2,690	2,920
California Statewide CDA, Cottage Health, 5.00%, 11/1/40	3,350	3,620
California Statewide CDA, Enloe Medical Center 5.75%, 8/15/38	1,365	1,512
California Statewide CDA, Front Porch Communities (Internext) 5.125%, 4/1/37 (7)	3,700	3,802
California Statewide CDA, Huntington Memorial Hosp. 5.00%, 7/1/27	2,000	2,101
California Statewide CDA, John Muir Health VRDN, 0.15%, 8/15/36	1,240	1,240
California Statewide CDA, Kaiser Permanente, 5.00%, 4/1/42	7,000	7,628
California Statewide CDA, Memorial Health Services 6.00%, 10/1/23 (Prerefunded 4/1/13) (3)	1,600	1,654
California Statewide CDA, Polytechnic School, 5.00%, 12/1/29	2,500	2,782
California Statewide CDA, Polytechnic School, 5.00%, 12/1/34	1,000	1,098
California Statewide CDA, Southern California Edison, IDRB 4.10%, 4/1/28 (Tender 4/1/13) (8)	2,800	2,859
California Statewide CDA, Sutter Health, 5.00%, 8/15/32	6,200	6,976
California Statewide CDA, Trinity Health, 5.00%, 12/1/41	5,000	5,571
Capistrano Unified School Dist., No. 90-2 Talega 5.875%, 9/1/23	1,300	1,326
Capistrano Unified School Dist., No. 90-2 Talega 6.00%, 9/1/32 (Prerefunded 9/1/13) (3)	1,250	1,322
Carson Redev. Agency, Tax Allocation, 7.00%, 10/1/36	1,250	1,464
Castaic Lake Water Agency, 7.00%, 8/1/13 (6)	1,700	1,799
Castaic Union School Dist., GO, Zero Coupon, 5/1/18 (9)	4,175	3,333
Chula Vista Industrial Dev., San Diego Gas & Electric, PCR 5.50%, 12/1/21 (1)	3,000	3,240

Fillmore PFA, Fillmore Sewer, 5.00%, 5/1/37 (10)	3,000	3,095
Foothill / Eastern Transportation Corridor Agency 5.75%, 1/15/40 (6)	1,890	1,891
Foothill / Eastern Transportation Corridor Agency Zero Coupon, 1/1/17 (2)	2,000	1,925
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.625%, 6/1/38 (Prerefunded 6/1/13) (3)	5,500	5,723
Intermodal Container Transfer Fac., Long Beach Harbor 5.75%, 11/1/14 (5)	1,500	1,655
Irvine, Improvement, 3.00%, 9/2/14	500	518
Irvine, Improvement, 4.00%, 9/2/17	1,215	1,341
Jefferson Union High School Dist., GO, 6.45%, 8/1/25 (6)	1,250	1,644
Jefferson Union High School Dist., San Mateo, GO 6.45%, 8/1/29 (6)	1,000	1,345
Lincoln, Special Tax #2003-1, 6.00%, 9/1/34 (Prerefunded 9/1/13) (3)	445	478
Long Beach Harbor, 6.00%, 5/15/17 (1)(9)	1,000	1,208
Los Angeles County Public Works Fin. Auth., 5.00%, 12/1/27 (6)	4,170	4,572
Los Angeles County Public Works Fin. Auth., Rowland Heights 5.50%, 10/1/18 (11)	1,050	1,184
Los Angeles Dept. of Water & Power, 5.00%, 7/1/31 (5)	5,000	5,705
Los Angeles Dept. of Water & Power, 5.00%, 7/1/43	4,000	4,625
Los Angeles Dept. of Water & Power, VRDN, 0.14%, 7/1/34	200	200
Los Angeles Dept. of Water & Power, VRDN, 0.17%, 7/1/34	550	550
Los Angeles Harbor, 7.60%, 10/1/18 (2)	2,335	2,801
Los Angeles Int'l. Airport, 5.00%, 5/15/28	5,000	5,875
Los Angeles Int'l. Airport, 5.125%, 5/15/33	5,500	6,054
Los Angeles Int'l. Airport, 5.25%, 5/15/39	1,775	1,999
Los Angeles Municipal Improvement Corp., 5.00%, 3/1/42	2,490	2,710
Los Angeles Wastewater, 5.00%, 6/1/32	4,550	5,348
Modesto Irrigation Dist., COP, 5.00%, 7/1/23 (11)	3,030	3,147
Mountain View Shoreline Regional Park Commission 5.75%, 8/1/40	1,500	1,673

Northern California Power Agency, Hydroelectric, 5.00%, 7/1/32	1,400	1,620
Oakland, GO, 5.00%, 1/15/26 (5)	2,445	2,723
Oceanside Unified School Dist., GO, Zero Coupon, 8/1/28 (10)	5,000	2,387
Orange County Sanitation Dist., COP, 5.00%, 2/1/35	2,000	2,248
Padre Dam Municipal Water Dist., COP, 5.25%, 10/1/39	1,300	1,453
Palm Springs, Int'l. Airport, 5.35%, 7/1/15 (1)	455	467
Palm Springs, Int'l. Airport, 5.55%, 7/1/28 (1)	475	461
Palm Springs, Int'l. Airport, 6.00%, 7/1/18 (1)	250	258
Palm Springs, Int'l. Airport, 6.40%, 7/1/23 (1)	250	254
Palm Springs, Int'l. Airport, 6.50%, 7/1/27 (1)	265	268
Palo Alto, Univ. Avenue Off-Street Parking Assessment 5.00%, 9/2/26	975	1,075
Palo Alto, Univ. Avenue Off-Street Parking Assessment 5.00%, 9/2/27	500	547
Palo Alto, Univ. Avenue Off-Street Parking Assessment 5.00%, 9/2/28	585	639
Palomar Pomerado Health, GO, Zero Coupon, 8/1/25 (10)	5,000	2,855
Pasadena, 6.25%, 1/1/18	1,530	1,725
Pasadena, COP, 5.00%, 2/1/33	1,980	2,179
Pittsburg Unified School Dist., GO, 5.625%, 8/1/39 (11)	2,400	2,734
Placentia PFA, 5.75%, 9/1/15 (5)	3,160	3,416
Port of Oakland, 5.00%, 11/1/24 (1)(6)	3,000	3,201
Port of Oakland, 5.125%, 5/1/30 (1)(6)	1,325	1,437
Port of Oakland, 5.125%, 5/1/31 (1)(6)	1,250	1,353
Poway Unified School Dist., Improvement Dist. # 2007-1, GO Zero Coupon, 8/1/30	3,800	1,647
Rancho Cucamonga Redev. Agency, 5.00%, 9/1/34 (6)	1,005	1,017
Ridgecrest Redev. Agency, 6.25%, 6/30/37	2,000	2,215
Riverside County Community College, 5.50%, 8/1/29 (Prerefunded 8/1/14) (3)(6)	3,215	3,536
Riverside County Redev. Agency, Housing Set-Aside 6.00%, 10/1/39	2,250	2,451

Riverside County Redev. Agency, Interstate 215 Corridor 6.50%, 10/1/40	1,000	1,107
Riverside County Redev. Agency, Tax Desert Community 6.00%, 10/1/37	2,225	2,202
Roseville, Water Utility, 5.00%, 12/1/19 (6)	750	850
Roseville Natural Gas Fin. Auth., Merrill Lynch, 5.00%, 2/15/21	1,145	1,227
Roseville Natural Gas Fin. Auth., Merrill Lynch, 5.00%, 2/15/26	1,000	1,049
Sacramento City Fin. Auth., 5.00%, 12/1/21 (9)	3,985	4,332
Sacramento City Fin. Auth., 5.40%, 11/1/20	6,000	6,876
Sacramento Cogeneration Auth., Procter & Gamble 5.00%, 7/1/19	700	843
Sacramento Cogeneration Auth., Procter & Gamble 5.25%, 7/1/20	700	862
Sacramento Sanitation Dist. Fin. Auth., VR, 0.843%, 12/1/35 (9)	1,000	740
Saddleback Valley Unified School Dist. PFA, 6.00%, 9/1/15 (11)	1,375	1,565
San Buenaventura, Community Memorial Health 8.00%, 12/1/31	1,300	1,643
San Diego County Regional Airport Auth., 5.00%, 7/1/40	3,000	3,272
San Diego Public Fac. Fin. Auth., 5.00%, 4/15/37	4,000	4,294
San Diego Public Fac. Fin. Auth., Sewer Utility, 5.25%, 5/15/39	2,500	2,851
San Diego Public Fac. Fin. Auth., Sewer Utility, 5.50%, 5/15/23	2,000	2,457
San Diego Public Fac. Fin. Auth., Water Utility, 5.25%, 8/1/38	4,000	4,496
San Diego Public Fac. Fin. Auth., Water Utility, 5.75%, 8/1/35	3,500	4,194
San Diego Redev. Agency, Tax Allocation, Naval Training Center 5.50%, 9/1/30	1,000	1,073
San Diego Redev. Agency, Tax Allocation, Naval Training Center 5.75%, 9/1/40	2,000	2,143
San Diego Unified School Dist., Election 2008, GO Zero Coupon, 7/1/36	2,000	611
San Francisco City & County Airports Commission 5.00%, 5/1/35	1,300	1,440
San Francisco City & County Airports Commission 5.00%, 5/1/40	2,000	2,203

San Francisco City & County Airports Commission 5.25%, 5/1/25 (10)	1,500	1,760
San Francisco City & County Airports Commission 6.00%, 5/1/39	3,000	3,544
San Francisco City & County Redev. Agency, Mission Bay North 6.50%, 8/1/27	405	477
San Francisco City & County Redev. Agency, Mission Bay North 6.75%, 8/1/33	410	487
San Francisco City & County Redev. Agency, Mission Bay South 6.625%, 8/1/27	330	376
San Francisco City & County Redev. Agency, Mission Bay South 7.00%, 8/1/33	500	577
San Francisco Municipal Transportation Agency, 5.00%, 3/1/37	2,000	2,260
San Francisco Municipal Transportation Agency, 5.00%, 3/1/42	3,000	3,369
San Jose, El Parador Apartments, 6.10%, 1/1/31 (1)	1,490	1,492
San Jose Redev. Agency, Housing Set-Aside, 5.50%, 8/1/35	2,100	2,124
San Mateo, Bay Meadows Community Fac. Dist. #2008-1 6.00%, 9/1/42	2,000	2,171
San Mateo County Community College Dist., GO Zero Coupon, 9/1/29 (6)	5,000	2,394
Santa Monica Redev. Agency, 5.875%, 7/1/36	1,390	1,646
Santa Monica Redev. Agency, 5.875%, 7/1/42	1,500	1,767
Southern California Public Power Auth., 5.00%, 7/1/35	2,000	2,243
Southern California Public Power Auth., 5.00%, 7/1/40	2,075	2,311
Southern California Public Power Auth., Los Angeles Dept. of Water & Power, 5.00%, 7/1/29	4,500	5,212
Sunnyvale, Solid Waste Management, 5.50%, 10/1/17 (1)(5)	1,890	1,967
Tobacco Securitization Auth. of Southern California Tobacco Industry, 5.125%, 6/1/46	2,500	1,965
Torrance, Torrance Memorial Medical Center, 5.00%, 9/1/40	2,000	2,137
Univ. of California Regents Medical Center, 5.00%, 5/15/26	2,225	2,516
Univ. of California Regents Medical Center, VRDN 0.16%, 5/15/32	1,660	1,660
Vista, COP, 5.00%, 5/1/37 (6)	1,415	1,476

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price California Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Bond Fund (the fund) is a diversified, open-end management investment company established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and California state income taxes by investing primarily in investment-grade California municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On August 31, 2012, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended August 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of August 31, 2012, the fund held no derivative instruments.

Additionally, during the six months ended August 31, 2012, the fund recognized $10,000 of gain on interest rate derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended August 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. Cash posted by the fund to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of August 31, 2012, no margin had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $55,104,000 and $33,204,000, respectively, for the six months ended August 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after March 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of February 29, 2012, the fund had $3,363,000 of available capital loss carryforwards, which expire as follows: $419,000 in fiscal 2016, $1,021,000 in fiscal 2017, $1,679,000 in fiscal 2018, and $43,000 in fiscal 2019; $201,000 have no expiration.

At August 31, 2012, the cost of investments for federal income tax purposes was $362,265,000. Net unrealized gain aggregated $31,484,000 at period-end, of which $32,793,000 related to appreciated investments and $1,309,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2012, expenses incurred pursuant to these service agreements were $50,000 for Price Associates and $42,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date October 16, 2012